CONFIDENTIAL TREATMENT REQUEST
[ * ] INDICATES INFORMATION THAT HAS BEEN OMITTED PURSUANT TO A
CONFIDENTIAL TREATMENT REQUEST AND THIS INFORMATION
HAS BEEN FILED UNDER SEPARATE COVER WITH THE COMMISSION

                         PRODUCT COLLABORATION AGREEMENT

         THIS PRODUCT COLLABORATION AGREEMENT, made as of November 10, 2006 by and between ELITE Pharmaceuticals, Inc., a corporation organized and existing under the laws of Delaware having its principal place of business at 165 Ludlow Avenue, Northvale, New Jersey 07647 ("ELITE") and THEPHARMANETWORK, LLC, a limited liability company organized and existing under the laws of New Jersey with a principal place of business at 180 Summit Avenue, Suite 200, Montvale, New Jersey 07645 ("TPN").

                                    RECITALS

       WHEREAS, TPN is engaged in the research and development of generic pharmaceutical products and has accumulated considerable knowledge in the field of pharmaceutical product development management services.

       WHEREAS, ELITE is engaged in the business of research and development, manufacturing, sales and marketing of oral controlled release products.

       WHEREAS, TPN wishes to collaborate with ELITE and provide product development services including analytical methods development and validation and formulation of a generic pharmaceutical product in the Territory.

       NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.1 DEFINITIONS. Capitalized terms used in this Agreement, whether in the singular or plural, have the meanings set forth in SCHEDULE 1 which is attached hereto and made part of this Agreement, or as otherwise specifically defined in this Agreement.

                                   ARTICLE II
                          PRODUCT DEVELOPMENT SERVICES

2.1 PROVISION OF DEVELOPMENT SERVICES. During the term of this Agreement, TPN shall provide the product development services described on SCHEDULE 2 attached to this Agreement (the "DEVELOPMENT SERVICES") to ELITE and its Collaboration Parties in connection with the development of the Product. ELITE shall be responsible for the payment of


ELITE: _____                            1                             TPN: _____

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[*] costs and expenses incurred by the Collaboration Parties in connection with the active pharmaceutical ingredients. Any and all out-of-pocket costs and expenses will be split between TPN ([*]%) and ELITE ([*]%); provided, however, that TPN's share of the out of pocket expenses will accrue and will be recouped by Elite out of TPN's [*] ([*]%) percent royalty share upon commercialization of the product. Each party should be responsible for paying its own labor costs.

2.2 PROVISION OF DEVELOPMENT SUPPORT AND COMMERCIALIZATION SERVICE. During the term of this Agreement, ELITE shall provide the development support and commercialization services described on SCHEDULE 2 attached to this Agreement and made a part hereof to TPN in connection with the development support and commercialization of the Product (the "Support Services"). ELITE shall be responsible for the payment of [*] costs and expenses incurred by the Collaboration Parties in connection with the active pharmaceutical ingredients. Any and all out-of-pocket costs and expenses will be split between TPN ([*]%) and ELITE ([*]%) provided, however, that TPN's share of the out of pocket expenses will accrue and be recouped by Elite out of TPN's [*] ([*]%) percent royalty share upon commercialization of the product.

2.3 ANDA HOLDER. TPN shall be the owner and party of record of all regulatory filings with respect to the Product, including the ANDA for the Product. ELITE shall cooperate with TPN and the Collaboration Parties, as TPN reasonably requires, in preparing such regulatory filings, including, without limitation, any and all data contained therein.

2.4 IDENTIFICATION OF PRODUCT. Commencing promptly after the execution and delivery of this Agreement, TPN and ELITE shall work together to determine the specific synthetic narcotic analgesic drug product from which a generic equivalent shall be developed as the Product. TPN and ELITE shall discuss, in good faith, each synthetic narcotic analgesic drug product suggested by a party and use commercially reasonable efforts to agree upon the specific synthetic narcotic analgesic drug product from which a generic equivalent shall be developed within sixty (60) days of the date hereof, unless such period is otherwise extended by the mutual consent of the parties.

                                   ARTICLE III
                                  COMPENSATION

3.1 DEVELOPMENT PAYMENTS. ELITE shall, within thirty (30) days after receipt of written notice from TPN of the completion of each milestone specified in
SCHEDULE 3 hereto, make the payment to TPN which is payable upon completion of such milestone.

3.2 ROYALTY PAYMENTS TO TPN. ELITE shall, within thirty (30) days after receipt of royalty payments from the Marketing Partner (selected pursuant to Section 4.2 hereof) with respect to sale of the Product remit to TPN an amount equal to [*] percent ([*]%) of the royalty payment received. Royalty payments due to TPN shall continue with respect to the Product


ELITE: _____                            2                             TPN: _____

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

during the term of this Agreement. If ELITE later determines that any royalty payment was miscalculated for any reason whatsoever, ELITE shall pay to TPN the amount that should have been paid to TPN pursuant to this Agreement but was not paid, and TPN shall pay to ELITE any amount that was paid to TPN pursuant to this Agreement but should not have been paid. Any payment required to be made pursuant to a subsequent recalculation (if any) shall be made within thirty (30) days of the paying party's receipt of written notice of the recalculated amount.

3.3    RECORDS AND AUDIT.  ELITE  shall keep full,  true and  accurate  books of account containing all particulars with respect to royalty payments received from the Marketing Partner for the purpose of showing the amounts payable to TPN hereunder. Such books of accounts shall be kept at ELITE's principal place of business. During the term of this Agreement and for one (1) year after its termination or expiration, such books and the supporting data shall be available at ELITE's principal place of business, at mutually acceptable times and upon reasonable prior written notice during normal business hours for inspection by a firm of certified public accountants selected by TPN and acceptable to ELITE, which consent shall not be unreasonably withheld for the purpose of verifying ELITE's royalty statements; PROVIDED, HOWEVER, that such examination shall not take place more often than once each calendar year and shall not cover more than the preceding three (3) years, with no right to audit any previous period. The cost of inspection is to be paid by TPN. All information provided to TPN or its accountants pursuant to this Section 3.3 shall be subject to the MCA referenced in Article V. If requested by ELITE, the accounting firm designated by TPN shall be required to execute a confidentially agreement containing terms and conditions substantially equivalent to those provided in the MCA.

                                   ARTICLE IV
               MANUFACTURING, PACKAGING, DELIVERY AND DISTRIBUTION

4.1. MANUFACTURING; PACKAGING & DELIVERY Following ANDA approval, ELITE shall manufacture the Product on [*] in accordance with the terms and conditions of the Marketing Partner Agreement.

4.2 LICENSE FOR DISTRIBUTION The Parties shall mutually select a third party for distribution of the Product in the territory (the "Marketing Partner").

                                    ARTICLE V
                                 CONFIDENTIALITY

       ELITE and TPN acknowledge that the Mutual Confidentiality Agreement between the Parties dated as of the Effective Date of this Agreement (the "MCA") is in full force and effect as provided therein. A copy of the MCA is appended to, and is hereby incorporated into and made a part of, this Agreement as
SCHEDULE 4. No Party shall make any press release regarding this Agreement or the Product that names the other Party without the written consent of such other Party.


ELITE: _____                            3                             TPN: _____

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                   ARTICLE VI
          DISCLAIMERS, REPRESENTATIONS, WARRANTIES AND INDEMNIFICATIONS

6.1    TPN  REPRESENTATIONS,   WARRANTIES  AND  COVENANTS.  TPN  represents  and
warrants to and covenants with ELITE as follows:

       6.1.1    COMPANY EXISTENCE AND AUTHORITY.  As of the Effective Date, TPN:
       (a) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New Jersey in which it is formed, (b) has full company power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the license granted hereunder, (c) has the company power and authority and the legal right to enter into this Agreement and perform its obligations hereunder, (d) has taken all necessary company action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder, and (e) has delivered this Agreement, which has been duly executed and constitutes a legal, valid, binding obligation of TPN and is enforceable against it in accordance with its terms.

       6.1.2 COMPLIANCE WITH LAWS. In carrying out its work under this Agreement, all TPN work shall be carried out in compliance with any applicable laws including, without limitation, federal, state, or local laws, regulations, or guidelines governing the work at the site where such work is being conducted.

       6.1.3 NO DEBARMENT. TPN will comply at all times with the provisions of the Generic Drug Enforcement Act of 1992 and will upon request certify in writing to ELITE that none of its employees nor any person providing services to TPN in connection with the Collaboration have been debarred under the provisions of such Act.

       6.1.4 NO ACTIONS. TPN has not taken nor will it take any action, which would, in TPN' s good faith judgment, interfere with the performance of any obligations of TPN set forth in this Agreement.

6.2 ELITE REPRESENTATIONS, WARRANTIES AND COVENANTS. ELITE represents and warrants to and covenants with TPN as follows:

       6.2.1    CORPORATE  EXISTENCE AND  AUTHORITY.  As of the Effective  Date,
       ELITE: (a) is a corporation duly organized, validly existing and in good standing under the laws of Delaware, (b) has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant license granted hereunder, (c) has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder, (d) has taken all necessary corporate action on its part required to authorize the execution and delivery of the


ELITE: _____                            4                             TPN: _____

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

       Agreement and the performance of its obligations hereunder, and (e) has delivered this Agreement, which has been duly executed and constitutes a legal, valid, binding obligation of ELITE and is enforceable against it in accordance with its terms.

       6.2.2 COMPLIANCE WITH LAWS. In carrying out its work under this Agreement, all ELITE work shall be carried out in compliance with any applicable laws including, without limitation, federal, state, or local laws, regulations, or guidelines governing the work at the site where such work is being conducted.

       6.2.3 NO DEBARMENT. ELITE will comply at all times with the provisions of the Generic Drug Enforcement Act of 1992 and will upon request certify in writing to TPN that none of its employees nor any person providing services to ELITE in connection with this Collaboration or this Agreement have been debarred under the provisions of such Act.

       6.2.4    NO  ACTIONS.  ELITE has not  taken nor will it take any  action,
       which  would,  in  ELITE's  good  faith  judgment,   interfere  with  the
       performance of any obligations of ELITE set forth in this Agreement.

6.3 DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY OF ANY KIND,
EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Without limiting the generality of the foregoing, each Party expressly does not warrant
(a) the success of any research and development undertaken pursuant to this Agreement, (b) the safety for any purpose of the technology it provides hereunder or (c) that the Product will be successfully marketed following its approval for commercial sale.

6.4 TPN'S RIGHT TO INDEMNIFICATION. ELITE shall indemnify each of TPN, its Affiliates, permitted successors and assigns, and the directors, officers, employees, agents and counsel thereof (the "TPN INDEMNITEES"), and defend and hold each TPN Indemnitee harmless from and against any and all liabilities, damages, losses, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys' fees) (any of the foregoing, "DAMAGES") incurred by or asserted against any TPN Indemnitee of whatever kind or nature, including, without limitation, any claim or liability based upon negligence, warranty, strict liability or violation of government regulation arising out of or relating to: (a) any breach of or failure to perform any representation, warranty or covenant made by ELITE pursuant to this
Article V; (b) any material breach of this Agreement by ELITE; or (c) the use, handling, storage, sale or other disposition of the Product that is sold by ELITE, its Affiliates or agents following receive of approval for the commercial sale of the Product; except, in each such case in subparagraphs (a) through (c) above, to the extent that such Damages result from the negligence or misconduct of a TPN Indemnitee or TPN's breach of or failure to perform any representation, warranty or covenant under Section 6.1.


ELITE: _____                            5                             TPN: _____

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6.5 ELITE'S RIGHT TO INDEMNIFICATION. TPN shall indemnify each of ELITE, its Affiliates, successors and assigns, and the directors, officers, employees, agents and counsel thereof (the "ELITE INDEMNITEES"), and defend and hold each ELITE Indemnitee harmless from and against any and all Damages incurred by or asserted against any ELITE Indemnitee of whatever kind or nature, including, without limitation, any claim or liability based upon negligence, warranty, strict liability or violation of government regulation arising out of or relating to: (a) any breach of or failure to perform any representation, warranty or covenant made by TPN pursuant to this Article V or (b) any material breach of this Agreement by TPN; except, in each such case, in subparagraphs (a) and (b) above, to the extent that such Damages result from the negligence or misconduct of a ELITE Indemnitee or ELITE's breach of or failure to perform any representation or warranty under Section 6.2.

6.6 INDEMNIFICATION PROCEDURES WITH RESPECT TO THIRD PARTY CLAIMS. Promptly after a Party entitled to indemnification under Section 6.4 or 6.5 (an "INDEMNITEE") receives notice of any pending or threatened claim against it (an "ACTION"), such Indemnitee shall give written notice to the Party to whom the Indemnitee is entitled to look for indemnification pursuant to Section 6.4 or 6.5, as applicable (the "INDEMNIFYING PARTY"), of the commencement thereof, provided that the failure so to notify the Indemnifying Party shall not relieve it of any liability that it may have to any Indemnitee hereunder, except to the extent the Indemnifying Party demonstrates that it is prejudiced thereby. In case any Action that is subject to indemnification under this Article V shall be brought against an Indemnitee and it shall give written notice to the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, if it so desires, to assume the defense thereof with counsel reasonably satisfactory to such Indemnitee and, after notice from the Indemnifying Party to the Indemnitee of its election to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnitee under this Article V for any fees of other counsel or any other expenses, in each case subsequently incurred by such Indemnitee in connection with the defense thereof, other than reasonable costs of investigation. Notwithstanding an Indemnifying Party's election to assume the defense of any such Action that is subject to indemnification under this Article V, the Indemnitee shall have the right to employ separate counsel and to participate in the defense of such Action, and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel if: (i) the use of counsel chosen by the Indemnifying Party to represent the Indemnitee would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such Action include both the Indemnifying Party and the Indemnitee, and the Indemnitee shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume the defense of such Action on the Indemnitee's behalf); (iii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time after notice of the institution of such Action; or (iv) the Indemnifying Party shall authorize the Indemnitee to employ separate counsel at the Indemnifying Party's expense. If an Indemnifying Party assumes the defense of such Action, no compromise or settlement thereof may be effected by the Indemnifying Party without the Indemnitee's written consent, which consent shall not be unreasonably withheld or delayed,


ELITE: _____                            6                             TPN: _____

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

unless (1) there is no finding or admission of any violation of law or any violation of the rights of any other Party and no effect on any other claims that may be made against the Indemnitee and (2) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party. Unless the Parties shall otherwise agree, or unless there shall be a finding of liability of either Party to the other, the Parties shall be jointly liable with respect to the claims of any third Party claims.

6.7 LIMITATION ON DAMAGES. Notwithstanding any provision of this Agreement to the contrary, neither Party shall be entitled in connection with any breach or violation of this Agreement to recover any punitive, exemplary or other special damages or any indirect, incidental or consequential damages, including without limitation damages relating to loss of profit, business opportunity or business reputation. Each Party, as a material inducement to the other Party to enter into and perform its obligations under this Agreement, hereby expressly waives its right to assert any claim relating to such damages and agrees not to seek to recover such damages in connection with any action, suit or proceeding relating to this Agreement. The foregoing shall not limit the right of any person entitled to indemnification in accordance with the provisions of this Article V with respect to all components of any claim, award or judgment against such person by any unaffiliated third party.

6.8 EXCLUSIVE REMEDY. In the absence of fraud or the intentional breach of this Agreement, the indemnification provisions contained in this Article VI shall constitute the sole and exclusive recourse and remedy of the Parties for monetary damages arising out of any breach or violation of any of the representations, warranties, covenants or agreements contained in this Agreement. Nothing herein shall be deemed to limit the right of either Party to seek injunctive or other equitable relief in connection with the failure of the other Party to perform any covenant or agreement contained in this Agreement.

                                   ARTICLE VII
                              INTELLECTUAL PROPERTY

7.1 TPN OWNERSHIP OF INTELLECTUAL PROPERTY. TPN shall own sole and exclusive ownership of, and all right, title, and interest in and to all developments, improvements and enhancements thereof conceived of or made by TPN or any of its employees or agents to the Product during the term of this Agreement. The ANDA shall be filed in the name of TPN and shall be owned by TPN.

7.2 LICENSE OF ANDA. TPN shall license the right to manufacture, use and sell the Product to ELITE, subject to Elite maintaining required compliance with all regulatory agencies having jurisdiction over the Product.


ELITE: _____                            7                             TPN: _____

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                  ARTICLE VIII
                              TERM AND TERMINATION

8.1 TERM OF COLLABORATION. This Agreement shall become effective on the Effective Date and shall continue in effect for a period of fifteen (15) years from the date of first commercial sale of the Product unless terminated in accordance with this Article VIII. The Parties hereto may agree, by written consent signed by both Parties, to renew this Agreement for an additional five
(5) year term (or such longer or shorter period of time as the Parties may agree in writing).

8.2 TERMINATION FOR BREACH. Either Party may terminate this Agreement by notice to the other Party at any time during the term of this Agreement if the other Party is in breach of any material obligations hereunder and has not cured such breach within ninety (90) days after notice requesting cure of the breach or such longer period of time as is required to cure such breach as long as the breaching Party is proceeding in good faith to cure; provided, however, that in any case when a breach is alleged regarding the payment of money hereunder, the time period will be thirty (30) days and undisputed amounts must be paid prior to such time to avoid breach. Upon material breach by a Party of its obligations hereunder, if such Party decides not to terminate this Agreement, such Party shall have the right to offset any costs it may incur as a result of curing such breach against the amounts payable to the breaching Party for the performance of such obligations.

8.3    TERMINATION UPON INSOLVENCY.

       8.3.1 VOLUNTARY PROCEEDING. In the event that a Party shall (1) voluntarily commence any proceeding or file any petition seeking relief under any federal, state or local bankruptcy, insolvency, liquidation, receivership or similar law (a "BANKRUPTCY LAW"); (2) consent to the institution of, or fail to intervene in a timely and appropriate manner, any such proceeding or the filing of any such petition; (3) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Party or for a substantial part of its property or assets; (4) file an answer admitting the material allegations of a petition filed against it in any such proceeding; or (5) make a general assignment for the benefit of creditors, the other Party, at its sole option, may terminate this Agreement at any time by delivery of written notice of termination to the party subject to such event.

       8.3.2 INVOLUNTARY PROCEEDING. In the event that a Party shall be subject to the commencement of any involuntary proceeding or the filing of any involuntary petition in a court of competent jurisdiction seeking
       (1) relief in respect of such Party or of a substantial part of any of its property or assets under any Bankruptcy Law; (2) the appointment of a receiver, trustee, custodian, sequestrator, or similar official for such Party or for a substantial part of its property or assets; or (3) the winding-up or liquidation of such Party, and such proceeding or petition shall continue undismissed for one hundred twenty (120) days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for sixty (60) days, the other Party, at its sole option, may terminate this Agreement at any time by delivery of written notice of termination to the party subject to such event.


ELITE: _____                            8                             TPN: _____

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

8.4 ADDITIONAL TERMINATION RIGHTS. The Agreement shall be terminated if ELITE and TPN mutually determine that due to changes in the market for the Product, including the costs of obtaining the active drug substance and the Product, the introduction of competitive products and changes in the reimbursement policies of third party payors, it is not economically viable to market, distribute and sell the Product.

8.5 ACCRUED RIGHTS/SURVIVING OBLIGATIONS. Except as expressly provided in this Agreement, expiration or termination of this Agreement will not relieve the Parties of any obligation that accrued prior to such expiration or termination. Upon expiration or early termination of this Agreement, all rights and obligations of the Parties shall cease, except as follows:

       (a) The obligations to pay sums accruing hereunder up to the date of termination or expiration shall survive;

       (b) The obligations of ELITE, pursuant to Section 3.2 hereof, to remit to TPN [*] ([*]%) percent of royalties received shall survive;

       (c) The obligations of confidentiality set forth in Article V shall survive;

       (d)      TPN's obligations under Article VII shall survive;

       (e) The obligations for record keeping and accounting reports set forth in Article III shall survive for so long as the Product is sold. At such time after termination or expiration of this Agreement when sales or other dispositions of Product has ceased, ELITE shall render a final report along with any royalty payments due;

       (f)      TPN's  rights to  inspect  books and  records  as  described  in
                Article III shall survive;

       (g) Any cause of action or claim of TPN or ELITE accrued or to accrue because of any breach or default by the other Party hereunder shall survive; and

       (h) All other terms, provisions, representations, rights and obligations contained in this Agreement that are intended to survive as specifically set forth elsewhere in this Agreement shall survive.

                                   ARTICLE IX
                                  MISCELLANEOUS

9.1 FORCE MAJEURE. No Party will be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of the Agreement (except payment obligations) when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party including,


ELITE: _____                            9                             TPN: _____

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

but not limited to, fire, flood, embargo, war, acts of war (whether war be declared or not), acts or terrorism, insurrection, riot, civil commotion, strike, lockout or other labor disturbance, act of God or act, omission or delay in acting by any governmental authority or the other Party. The affected Party will notify the other Party of such force majeure circumstances as soon as reasonably practical and will use its commercially reasonable efforts to remedy such circumstances as soon as practicable.

9.2 ASSIGNMENT. This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligations hereunder be assigned or transferred, by a Party without the written consent of the other Party; provided, however, that either Party may, without such consent, assign the Agreement and its rights and obligations hereunder to (i) any Affiliate or (ii) to any successor by merger or sale of substantially all of its business unit to which this Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction. This Agreement shall be binding upon the permitted successors and permitted assigns of the Parties. Any assignment not in accordance with this Section 9.2 shall be void.

9.3 SEVERABILITY. In the event that any of the provisions contained in this Agreement are held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the substantive rights of the Parties. The Parties will replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s), which, insofar as practical, implement the purposes of this Agreement.

9.4 NOTICES. All notices or other communications which are required or permitted hereunder will be in writing and deemed to be effective (a) on the date of delivery if delivered in person and written confirmation of delivery is provided, (b) on the date sent by facsimile or other electronic transmission, provided such receipt is verified, (c) on the day following date of deposit with an overnight courier if a receipt confirming delivery by overnight courier is provided, or (d) five days after mailing if mailed by first-class certified mail, postage paid, to the respective addresses given below, or to another address as it will designate by written notice given to the other Party.

IF TO TPN, TO:

ThePharmaNetwork, LLC
180 Summit Avenue, Suite 200
Montvale, New Jersey 07645
Attention: Jonathan B. Rome/ President & CEO
Telephone: (201) 476-1977
Facsimile: (201) 476-1987


ELITE: _____                           10                             TPN: _____

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

Attention: Allen Bagatsing, Esq./Director
Telephone: (201) 476-1977
Facsimile: (201) 476-1987

IF TO ELITE, TO:

ELITE Pharmaceuticals, Inc.
165 Ludlow Avenue
Northvale, New Jersey 07647
Attention:  Bernard Berk
Telephone: (201) 750-2646
Facsimile: (201) 750-2755

WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

Reitler Brown & Rosenblatt, LLC
800 Third Avenue
New York, NY 10022
Attention:Scott Rosenblatt, Esq.
Telephone: (212) 209-3050
Facsimile: (212) 371-5500

9.5 DISPUTE RESOLUTION. In the event of any controversy or claim arising from or relating to any provision of this Agreement, or any term or condition hereof, or the performance by a Party of its obligations hereunder, or its construction or its actual or alleged breach, the Parties will try to settle their differences amicably between themselves. If the Parties are not able to resolve such dispute within such thirty (30) day period, then the Parties shall initiate arbitration on an expedited basis before one arbitrator in New York City, New York in accordance with the then effective Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). The arbitration shall be administered by AAA, or its successor, pursuant to its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction. The arbitrator will have no authority to award punitive or other damages not measured by the prevailing party's actual damages, except as may be required by statute. The arbitrator shall award to the prevailing party, if any, as determined by the arbitrator, all of such prevailing party's costs and fees. In absence of a determination of a prevailing party, the Parties shall split equally all expenses of the arbitration and shall bear their own attorneys', expert, and witness fees and costs. The decision and award of the arbitrator shall be accompanied by a reasoned opinion and shall be enforceable in any court of competent jurisdiction. The foregoing shall not limit the right of either Party to commence litigation before any court of competent jurisdiction for the purpose of obtaining specific performance or other equitable remedies in connection with the enforcement of this Agreement, to maintain the status quo between the Parties pending the commencement of arbitration proceedings as provided herein, or in connection with any claim for indemnification,


ELITE: _____                           11                             TPN: _____

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

contribution or other relief in connection with this Agreement with respect to any claim, action, suit or proceeding involving an unaffiliated third party.

9.6 CHOICE OF LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York and the United States without reference to any rules of conflict of laws.

9.7 ENTIRE AGREEMENT. This Agreement (including all Schedules hereto), constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all previous arrangement with respect to the subject matter hereof, whether written or oral. Any amendment or modification to this Agreement shall be made in writing signed by both Parties.

9.8 HEADINGS. The captions to the several Articles and Sections hereof are not a part of the Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

9.9 INDEPENDENT CONTRACTORS. It is expressly agreed that the Parties will be independent contractors and that the relationship between the Parties will not constitute a partnership, joint venture or agency. No Party will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other Party, without the prior consent in writing of such other Party.

9.10 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

9.11 WAIVER. The waiver by a Party hereto of any right hereunder or the failure to perform or of a breach by another Party will not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

9.12 JOINTLY PREPARED. This Agreement has been prepared jointly and shall not be strictly construed against either Party.

9.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

9.14 EXHIBITS. The exhibits, schedules and appendices listed below, as the same may be amended from time to time pursuant to this Agreement, are hereby incorporated within and made a part of this Agreement:


ELITE: _____                           12                             TPN: _____

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                Schedule 1           Definition of Terms

                Schedule 2           Roles and Responsibilities of TPN and ELITE

                Schedule 3           Payments upon Milestone Achievement

                Schedule 4           Mutual Confidentiality Agreement


ELITE: _____                           13                             TPN: _____

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

       IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date




ELITE PHARMACEUTICALS, INC.,
a Delaware corporation



By:       /s/ Bernard Berk
       --------------------------------
Name:  Bernard Berk
Title: President

Date:  November 10, 2006
       --------------------------------






THEPHARMANETWORK, LLC,
a New Jersey limited liability company



By:       /s/ Johnathan Rome
       --------------------------------
       Jonathan B. Rome
       President/CEO

Date:  November 10, 2006
       --------------------------------


ELITE: _____                           14                             TPN: _____

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                   SCHEDULE 1

                               DEFINITION OF TERMS

"AFFILIATE" means any person, organization, corporation or other business entity that controls, directly or indirectly, the power to direct, or cause the direction of, the management and policies of another person, organization, corporation or entity, whether through the ownership of voting securities or by contract or court order or otherwise. For purposes of this definition, an entity will be deemed to control another entity if it owns or controls, directly or indirectly, at least fifty percent (50%) of the outstanding voting stock or other voting rights entitled to elect directors or their equivalent of such other entity.

"ANDA" means an Abbreviated New Drug Application as defined in 21 C.F.R. 314 and any versions thereof governing the FDA as may be amended from time to time.

"COLLABORATION" means, collectively, the development, manufacturing, supply and commercialization of the generic equivalent of Product.

"COLLABORATION PARTIES" means supplier of the active pharmaceutical ingredient for use in the manufacture of the Product and marketing partner for the Product.

"COST OF GOODS SOLD" means costs of supplying Product calculated in accordance with a Party's accounting methods consistently applied which methodology shall be calculated in compliance with GAAP.

"EFFECTIVE DATE" means the last date on which the last Party executes this Agreement.

"FDA" means the United States Food and Drug Administration or any successor agency having the administrative authority to regulate the approval for marketing of new human pharmaceutical or biological therapeutic products in the United States.

"FIRST COMMERCIAL SALE" means with respect to the Product the first sale to an unaffiliated third party by the designated marketing company. First Commercial Sale shall not include transfer of reasonable quantities of any free samples of Product or reasonable quantities of Product solely for development purposes, such as for use in experimental studies or clinical trials.

"GROSS PROFIT" means Net Sales less Cost of Goods Sold.

"NET SALES" means, with respect to sales of the Product, the gross amount invoiced by the Marketing Partner or its Affiliates to unaffiliated third parties purchasing the Product, less the following items to the extent and provided that such items are actually incurred:

       (a)      trade,   cash,   quantity  and   promotional   discounts   which
                effectively reduce the net selling price;


ELITE: _____                            i                             TPN: _____


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

       (b) excise, sales, value added or other taxes imposed upon and paid with respect to such sales (excluding taxes based on income);

       (c) freight, insurance and other transportation charges reasonably incurred by the Marketing Partner in shipping the Product to third parties and included in the amount invoiced to such third parties and amounts repaid or credited by reason of rejections, defects, recalls or returns or retroactive price reductions, all as consistent with customary industry practice; and

       (d) all charge back payments, discounts and rebates (whether mandated or otherwise) granted to managed health care organizations or to federal, state and local governments, their agencies, and purchasers and reimbursers or to trade customers, including but not limited to, wholesalers and chain and pharmacy buying groups and charge back payments, discounts and rebates (whether mandated or otherwise) charged by national or local government.

       Net Sales shall be determined from the books and records of the Marketing Partner, maintained in accordance with GAAP, consistently applied. Net Sales excludes:

           (i) The transfer of reasonable and customary quantities of free sample of Product and the transfer of Product as clinical trial materials, other than for subsequent resale;

           (ii) Sales or transfers of Product among a Party and its Affiliates unless the receiving Party is the consumer or user of the Product; and

           (iii) Use by a Party of Product in connection with the securing of regulatory approval or validating of a manufacturing process or the obtaining of other necessary marketing approvals for Product (unless such Product is subsequently sold).

"PARTY" means ELITE or TPN.

"PARTIES" means ELITE and TPN.

"PRODUCT" means the drug product to be mutually agreed upon by the parties that is a generic equivalent of a synthetic narcotic analgesic drug product.

"TERRITORY" means United States of America.


ELITE: _____                           ii                             TPN: _____

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                   SCHEDULE 2

                   ROLES AND RESPONSIBILITIES OF TPN AND ELITE

I. The strategic direction and day-to-day management of the Collaboration until the successful scale up of the submission batch shall be the responsibility of TPN. TPN responsibilities include the following (the "Development Services"):

       (a) to perform the completion of methods development, validation, formulation and transfer of technology to designated Elite personnel;

       (b) to prepare and file the ANDA in the name of TPN for the Product with the FDA and any and all pre-and post approval regulatory inquiries, audit or investigations pertinent to the ANDA.

       (c) to identify, evaluate, and provide a source for active and inactive pharmaceutical ingredients for the Product;

II. The strategic direction and day-to-day management of the Collaboration during the commercialization period and provision of development support shall be the responsibility of ELITE. ELITE's responsibilities include the following (the "Support Services"):

       (a)      to  directly   purchase   active   pharmaceutical   ingredients,
       excipient and any and all materials and supplies required to manufacture the batch;

       (b) to provide reasonably adequate facilities to TPN for use in its development efforts particularly method validation, process scale-up, validation batches, preparation and filing of ANDA and responses to FDA letters and inspections;

       (c) to perform commercial production and product launch at [*] thereof;

III.   ELITE and TPN shall be mutually responsible to:

       (a) review and approve the use of any Collaboration Parties during the development period;

       (b) periodically review the progress and results of the Collaboration to ensure that TPN and ELITE are meeting their commitments for both milestones and financial support and are each fulfilling all of their respective contractual obligations;

       (c) jointly identify, evaluate and select the Marketing Partner for the Product with ELITE.


ELITE: _____                            i                             TPN: _____


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                   SCHEDULE 3

                       PAYMENTS UPON MILESTONE ACHIEVEMENT

       ELITE shall make payments for the Development Services provided by TPN pursuant to the Agreement at the completion of the Milestones for each of the Products, as set forth below:


------------------------------- ------------------------------- -------------------------------
           PRODUCT                         MILESTONE                     PAYMENT TO TPN
------------------------------- ------------------------------- -------------------------------
                                1.  Upon receipt of API         $[*] within 30 days
The drug  product to be
mutually agreed upon by         ------------------------------- -------------------------------
the parties that is a generic   2.  Filing of ANDA              $[*] within 30 days
equivalent of a synthetic
narcotic analgesic drug         ------------------------------- -------------------------------
product                         3.  Approval of ANDA                 $[*]
                                ------------------------------- -------------------------------
                                TOTAL                                $[*]
------------------------------- ------------------------------- -------------------------------


ELITE: _____                            i                             TPN: _____


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                   SCHEDULE 4

                        MUTUAL CONFIDENTIALITY AGREEMENT
















ELITE: _____                            i                             TPN: _____

                          MUTUAL CONFIDENTIAL AGREEMENT


This MUTUAL CONFIDENTIAL AGREEMENT ("CDA") is made as of ___________, 2006 (EFFECTIVE DATE") by and among THEPHARMANETWORK, LLC, a limited liability company formed under the laws of New Jersey having a principal office located at 180 Summit Avenue, Suite 200, Montvale, New Jersey 07645 ("TPN)" and ELITE PHARMACEUTICALS, INC., a company formed under the laws of the State of Delaware having a principal office located at Ludlow Avenue, Northvale, New Jersey 07647 ("ELITE") (each individually a "PARTY", collectively the "PARTIES).

1. BUSINESS PURPOSE: Pursuant to entering into a contemplated product opportunity discussions between the parties (the "Business Purpose"), each party or its affiliates, parent companies, subsidiaries, divisions or related companies (the "DISCLOSING PARTY") may disclose to the other party or its affiliates, parent companies, subsidiaries, divisions or related companies (the "RECEIVING PARTY") certain confidential information of such party to be used only for the Business Purpose, and the Receiving Party agrees to protect such information from unauthorized use and disclosure.

2.   CONSIDERATION:   In  consideration   of  the  mutual   disclosure  of  such
information by the parties pursuant to the Business Purpose, both parties agree to be bound by the terms of this CDA.

3. INFORMATION COVERED: This CDA will apply to all information disclosed by the Disclosing Party (or on the Disclosing Party's behalf) to the Receiving Party, whether directly or indirectly, in writing, orally, electronically or by drawings or inspection of equipment, products, facilities, software or other property of the Disclosing Party, including, but not limited to, (a) any information, regardless of form, proprietary to or maintained in confidence by the Disclosing Party, including, without limitation, any information, patents, patent applications, technical data or know-how relating to products, formulations, manufacturing, discoveries, ideas, inventions, concepts, software, equipment, designs, drawings, specifications, techniques, processes, systems, models, data, source code, object code, documentation, diagrams, flow charts, research, development, business plans or opportunities, business strategies, marketing plans or opportunities, marketing strategies, future projects or products, projects or products under consideration, procedures, sales data, and information related to finances, costs, prices, suppliers, vendors, licensors, licensees, business partners, customers, consumers and employees; and (b) any other information marked as confidential or, if not disclosed in writing, identified as confidential at the time of disclosure and summarized in a written document that is marked confidential and delivered within thirty (30) days after the disclosure date ("CONFIDENTIAL INFORMATION"). In the event that Confidential Information is disclosed orally by the Disclosing Party, and not reduced to writing and communicated to the Receiving Party within thirty (30) days following such oral disclosure, the burden or proof shall be on the Disclosing Party to demonstrate the confidential nature and extent of such oral disclosures if it wishes to enforce any obligation of confidentiality.

4. OBLIGATIONS: The parties agree that (a) the Receiving Party will treat all Confidential Information with the same degree of care as the Receiving Party accords to its own confidential information, but in no case less than reasonable care; (b) the Receiving Party will not use, disseminate, or in any way disclose any Confidential Information, except to its personnel or authorized representatives to the extent such persons have a specific need to know such information necessary for the Business Purpose, and for any other purpose the Disclosing Party may hereafter authorize, provided that all such persons shall have agreed in writing to be bound by terms and conditions substantially similar to, and no less restrictive with respect to limitations on use and disclosure than, those of this CDA; and (c) the Receiving Party will deliver to the
Disclosing Party, within five (5) days following the receipt of a written request by the Disclosing Party, all tangible embodiments of the Confidential Information including copies, notes, packages, pictures, diagrams, computer memory media, and all other materials reflecting or containing Confidential Information with a certification of its return, except that the Receiving Party may retain one (1) complete record copy for archival purposes to confirm compliance with this CDA. In particular, each party understands that the other party's Confidential Information may be considered material, non-public information under U.S. federal and state securities laws and other securities laws and either party could be found to be in violation thereof if it takes advantage of such information by (a) trading in the other party's or any other party's stock based on Confidential Information, or (b) furnishing information to others in connection with the trading of such stock.

5. TERM: This CDA is effective as of the Effective Date indicated above and shall terminate on the later of (a) the date on which the parties are not longer interested in pursuing the Business Purpose; or (b) fifth (5th) anniversary of the Effective Date, except that the obligations set forth in Section 4 above with respect to Confidential Information disclosed prior to such termination shall survive the termination of this agreement.


--------------------------------------------------------------------------------

6. INFORMATION NOT COVERED: The Receiving Party will have no obligation with respect to any portion of the Disclosing Party's Confidential Information that
(a) is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party, generally known or available to the public; (b) was acquired by the Receiving Party before receiving such information from the Disclosing Party and without restriction as to use or disclosure as evidenced by written record; (c) is hereafter rightfully furnished to the Receiving Party by a third party, without restriction as to use or disclosure; (d) is information which the Receiving Party can document was independently developed by it or on its behalf without reference to the Disclosing Party's Confidential Information received hereunder; or (e) is disclosed with the prior written consent of the Disclosing Party. The Receiving Party may disclose the Confidential Information pursuant to the requirements of a governmental agency or operation of law, provided that it gives the Disclosing Party reasonable advance notice sufficient to contest such requirement of disclosure, takes all reasonable and lawful actions to avoid and/or minimize the extent of such disclosure, and cooperates with the Disclosing Party, at the Disclosing Party's cost, if the Disclosing Party wishes to seek a protective order.

7. NO OBLIGATION: Nothing contained in this CDA shall be construed to obligate in any way either party to enter into any transaction whatsoever.

8. NO LICENSE GRANTED: Nothing in this CDA shall be construed to imply the grant of any license to the Receiving Party to make, use or sell, or otherwise commercialize any portion of the Confidential Information.

9. INJUNCTIVE RELIEF: The Receiving Party acknowledges that the unauthorized disclosure or use of the Disclosing Party's Confidential Information by the Receiving Party may cause irreparable harm and significant injury to the Disclosing Party, the degree of which may be difficult to ascertain. Accordingly, the Receiving Party agrees that the Disclosing Party will have the right to seek an immediate injunction enjoining any breach of this CDA, as well as the right to pursue any and all other rights and remedies available at law or in equity for such a breach.

10. ASSIGNMENT: Neither party may assign, delegate or transfer any of its rights or obligations hereunder without the prior written consent of the other party, provided that either party shall have the right to assign this CDA to its affiliates, subsidiaries, related companies, divisions or successors. Any such unauthorized assignment or transfer shall be void. All covenants and agreements hereunder shall inure to the benefit of, and be binding upon, the parties, their successors and permitted assigns.

11. CHOICE OF LAW: This CDA will be construed, interpreted, and applied in accordance with the laws of the State of New Jersey, USA, without regard to the conflicts of law principles thereof.

12. NOTICE: Any notice or communication required or permitted to be given hereunder may be delivered by hand, deposited with an overnight courier, confirmed facsimile, or mailed by registered or certified mail, return receipt requested, postage prepaid, in each case to the address of the recipient as listed above or at such other address as may hereafter be furnished in writing by either party to the other party. Such notice will be deemed to have been given as of the date it is delivered, mailed, faxed or sent, whichever is earlier.

13. ENTIRE AGREEMENT: This CDA is the complete and exclusive statement regarding the subject matter hereof and supersedes all prior agreements, understandings and communications, oral or written, between the parties regarding the subject matter hereof; provided, however, that any and all other written agreements or provisions of agreements between the parties (or their respective predecessors, affiliates, subsidiaries) that relate to confidential information or trade secrets shall remain in full force and effect. Any amendment to or modification of this CDA, or any waiver of any provision hereof, shall be in writing and signed by both parties. Any waiver by the Disclosing Party of any provision of this CDA shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

14. COUNTERPARTS AND FAX SIGNATURES: This CDA may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which shall together constitute one and the same instrument. This CDA may be executed and delivered by facsimile signatures.

                            [SIGNATURE PAGE FOLLOWS]


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

       IN WITNESS WHEREOF, each of the parties hereto has executed this CDA by its duly authorized officer or representative.



THEPHARMANETWORK, LLC,
a New Jersey limited liability company


By:
        ------------------------------------
        Jonathan B. Rome
        President/CEO

Date:
        ------------------------------------





ELITE PHARMACEUTICALS, INC.
a  Delaware corporation

By:
        ------------------------------------
        (name of officer)
        (position)

Date:
        ------------------------------------


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